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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in this Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 22, 1998 (except for Note 10 which is as of March 28, 1998) which appears on page 39 of P-Com, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
San Jose, California

April 24, 1998